UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2019

VEREIT, INC.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant’s telephone number, including area code)
______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock, $0.01 par value per share (VEREIT, Inc.)	VER PF	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 1, 2019, VEREIT, Inc., a Maryland corporation (the “Company”), held its 2019 annual meeting of stockholders (the “Annual Meeting”). As of March 8, 2019, the record date for the Annual Meeting, there were 968,262,799 common shares of the Company issued and outstanding and entitled to vote at the Annual Meeting.

The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal No. 1 — Election of Director Nominees to Serve Until the 2020 Annual Meeting and Until Their Respective Successors are Duly Elected and Qualify

All of the eight director nominees listed below were elected by the Company’s stockholders to hold office until the next annual meeting of stockholders in 2020 and until his or her respective successor has been duly elected and qualify or until his or her earlier resignation or removal, as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Glenn J. Rufrano	771,010,152	2,615,436	524,169	96,393,173
Hugh R. Frater	770,976,657	2,614,095	559,005	96,393,173
David B. Henry	765,026,108	8,561,809	561,840	96,393,173
Mary Hogan Preusse	755,712,010	17,950,735	487,012	96,393,173
Richard J. Lieb	740,250,623	33,342,395	556,739	96,393,173
Mark S. Ordan	760,037,438	13,553,476	558,843	96,393,173
Eugene A. Pinover	769,969,826	3,632,964	546,967	96,393,173
Julie G. Richardson	742,819,347	30,837,280	493,130	96,393,173

Proposal No. 2 — To Ratify the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2019

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 as follows:

Votes For	Votes Against	Abstentions
857,525,279	10,814,597	2,203,054

Proposal No. 3 — To Approve by a Non-Binding Advisory Resolution the Compensation of the Company's Named Executive Officers as Described in the Company’s Definitive Proxy Statement

The Company’s stockholders approved by a non-binding advisory resolution the compensation of the Company’s named executive officers as described in the Company’s definitive proxy statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
551,525,212	169,984,111	52,640,434	96,393,173

No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

	By:	/s/ Michael J. Bartolotta
	Name:	Michael J. Bartolotta
	Title:	Executive Vice President and Chief Financial Officer
Date: May 3, 2019